As filed with the Securities and Exchange Commission on February 8, 1995

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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             -----------------

                                 FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 2, 1995


                    HEALTH CARE PROPERTY INVESTORS, INC.
            (Exact name of registrant as specified in its charter)


        MARYLAND                          1-8895                33-0091377
(State or other jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                   File No.)          Identification No.)


                    10990 WILSHIRE BOULEVARD, SUITE 1200
                       LOS ANGELES, CALIFORNIA 90024
            (Address of principal executive offices) (Zip Code)
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      Registrant's telephone number, including area code (310) 473-1990

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               An Exhibit Index is on page 4 of this report.

Item 5.  Other Events

     On July 29, 1993, Health Care Property Investors, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-66676) (the "Registration Statement") relating to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of an initial public offering price of up to $200,000,000 of common stock, par value $1.00 per share (the "Common Stock"), preferred stock, par value $1.00 per share, and unsecured debt securities of the Company, which Registration Statement was declared effective on August 19, 1993.

     On February 2, 1995, the Company entered into a purchase agreement (the "Purchase Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Alex. Brown & Sons Incorporated and Dean Witter Reynolds Inc. (collectively, the "Underwriters") pursuant to which the Company agreed to issue and sell and the Underwriters agreed, subject to certain conditions, to purchase 1,500,000 shares of Common Stock of the Company at a purchase price to the Underwriters of $27.48 per share and to the public of $29.00 per share. The gross public offering price will be $43,500,000 and the proceeds to the Company will be $41,220,000 (before deducting expenses payable by the Company estimated at $300,000). The
Company also granted to the Underwriters an option to purchase all or any part of up to an additional 225,000 shares solely to cover over-allotments, if any. The Underwriters notified the Company on February 6, 1995 that they will exercise the over-allotment option in full, which will increase the gross public offering price to $50,025,000 and the proceeds to the Company to $47,403,000 (before deducting expenses). The Purchase Agreement is attached hereto as Exhibit 1.5. In addition, a Statement re: Computation of Ratio of Earnings to Fixed Charges is attached hereto as Exhibit 12.2.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement (File No. 33-66676).

     1.5 Purchase Agreement dated as of February 2, 1995 among the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Alex. Brown & Sons Incorporated and Dean Witter Reynolds Inc.

     10.37 Revolving Credit Agreement dated as of March 31, 1994 among the Company, The Bank of New York, Wells Fargo Bank, Kredietbank N.V., The Long-Term Credit Bank of Japan, Ltd., NationsBank of Texas, N.A., Bank of Hawaii and Sanwa Bank California.

     12.2  Statement re: Computation of Ratio of Earnings to Fixed Charges

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE PROPERTY INVESTORS, INC.



Date:  February 8, 1995            By:    /s/JAMES G. REYNOLDS
                                      ------------------------------
                                   Name:  James G. Reynolds
                                   Title: Executive Vice President and
                                          Chief Financial Officer

                                EXHIBIT INDEX


Exhibit                                                           Page No.
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1.5       Purchase Agreement dated as of February 2, 1995
          among the Company, Merrill Lynch & Co., Merrill
          Lynch, Pierce, Fenner & Smith Incorporated, Alex.
          Brown & Sons Incorporated and Dean Witter Reynolds.

10.37 Revolving Credit Agreement dated as of March 31, 1994 among the Company, The Bank of New York, Wells Fargo Bank, Kredietbank N.V., The Long-Term Credit Bank of Japan, Ltd., NationsBank of Texas, N.A.,Bank of Hawaii and Sanwa Bank California.

12.2      Statement re:  Computation of Ratio of Earnings to
          Fixed Charges